                                                                    EXHIBIT 1.01

                     $400,000,000 AGGREGATE PRINCIPAL AMOUNT

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                  6.75% JUNIOR SUBORDINATED DEBENTURES DUE 2065

                             UNDERWRITING AGREEMENT

                                                                December 5, 2005

MORGAN STANLEY & Co. INCORPORATED
1585 Broadway
New York, New York 10036

      As Representative of the several
      Underwriters named in Schedule 1

Ladies and Gentlemen:

      Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell $400,000,000 aggregate principal amount of its 6.75% Junior Subordinated Debentures due 2065 (the "SECURITIES") to Morgan Stanley & Co. Incorporated (the "REPRESENTATIVE") and the other underwriters named in Schedule 1 hereto (collectively, the "UNDERWRITERS"). The Securities will be issued pursuant to a Junior Subordinated Indenture dated as of December 18, 2001 (the "ORIGINAL INDENTURE") as supplemented by the Second Supplemental Indenture to be entered into (the "SUPPLEMENTAL INDENTURE" and, together with the Original Indenture, as so supplemented, the "INDENTURE"), in each case between the Company and The Bank of New York, as trustee (the "TRUSTEE"). This Agreement and the Indenture are referred to herein collectively as the "TRANSACTION AGREEMENTS". This is to confirm the agreement among the Company and the Underwriters concerning the offer, issuance and sale of the Securities.

      1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees with the Underwriters that, unless otherwise specified below, on and as of the date hereof, to and including the Delivery Date (as defined below):

      (a) Registration statements on Form S-3 (File No.'s 333-123161, 333-123161-01 and 333-123161-02), which registration statements constitute a post-effective amendment to registration statements on Form S-3 (File No.'s 333-117261, 333-117261-01 and 333-117261-02) and to registration statements on
Form S-3 (File No.'s 333-108200, 333-108200-01 and 333-108200-02), and any
registration statement to register additional Securities pursuant to Rule 462(b) under the Securities Act (collectively, the "REGISTRATION STATEMENTS") setting forth information with respect to the Company and the Securities have (i) been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of

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                                                                               2

1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder (collectively, the "SECURITIES ACT'),
(ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of the Registration Statements and all exhibits thereto have been delivered by the Company to you. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which each part of the registration statement on Form S-3 (File No.'s 333-123161, 333-123161-01 and 333-123161-02) (the "LATEST REGISTRATION STATEMENT") or the most recent post-effective amendment thereto, if any, became effective; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in the Latest Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus and prospectus supplement filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act relating to the Securities; the term "REGISTRATION STATEMENT" means such Latest Registration Statement, as amended as of the Effective Time, including the Incorporated Documents (as defined below) and all information contained in the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) of the Securities Act and deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A or Rule 430B of the Securities Act; and "PROSPECTUS" means the prospectus and prospectus supplement relating to the Securities in the form first used to confirm sales of the Securities (or in the form made available to the Underwriters by the Company to meet requests of purchasers) pursuant to Rule 172 or Rule 173 of the Securities Act.

      For purposes of this Agreement, "FREE WRITING PROSPECTUS" has the meaning set forth in Rule 405 of the Securities Act (which does not include communications not deemed a prospectus pursuant to Rule 134 of the Securities Act and historical issuer information meeting the requirements of Rule 433(e)(2) of the Securities Act) and "TIME OF SALE PROSPECTUS" means the Preliminary Prospectus together with any free writing prospectuses, if any, each identified in Schedule 2 hereto, and any other free writing prospectus that the parties hereto shall hereafter expressly agree to treat as part of the Time of Sale Prospectus. Reference made herein to the Preliminary Prospectus, any free writing prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein (with respect only to the Prospectus and the Preliminary Prospectus, pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Preliminary Prospectus, any free writing prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be (such documents, the "INCORPORATED DOCUMENTS"), and any reference to any amendment or supplement to the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") after the date of the Preliminary Prospectus, the Prospectus, or the date hereof, as the case may be, and incorporated by reference in the Preliminary Prospectus, the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any of the Preliminary Prospectus, any free writing prospectus, the Time of Sale Prospectus, the Prospectus or the Registration Statement.

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                                                                               3

      (b) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied or waived.

      (c) (i) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act; (ii) each part of the Registration Statement, as of its Effective Date and as of the date hereof, and any amendment thereto, as of the date of any such amendment, did not, does not and will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Time of Sale Prospectus, as of the date hereof and at the time of each sale (as such phrase is used in Rule 159 under the Act) of the Securities in connection with the offering and as of the Delivery Date, as then amended or supplemented by the Company, if applicable, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iv) the Prospectus, as of the date hereof and the Delivery Date, as then supplemented by the Company, if applicable, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement, the Time of Sale Prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Underwriters expressly for use therein, which consists of the names and titles of the Underwriters as set forth on the front cover page of the Prospectus, the concession figure appearing in the third paragraph under the caption "Underwriters" in the Preliminary Prospectus and the Prospectus (and any corresponding information in the Time of Sale Prospectus) and the information contained in the eighth, ninth, tenth and eleventh paragraphs under the caption "Underwriters" in the Preliminary Prospectus and the Prospectus.

      (d) The Incorporated Documents, when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable; and none of the Incorporated Documents, when such documents were filed with the Commission, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Time of Sale Prospectus or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

      (e) The Company is eligible to use free writing prospectuses in connection with the offering of the Securities pursuant to Rules 164 and 433 of the Securities Act. Any free writing prospectus that the Company is required to file with the Commission pursuant to Rule 433(d) of the Securities Act has been, or will be, timely filed with the Commission in accordance with the requirements of the Securities Act. Each issuer free writing prospectus (as defined in Rule

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                                                                               4

433(h) under the Act) that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act. Except for the free writing prospectus(es), if any, identified in Schedule 2 hereto, the Company has not prepared, used or referred to, and will not, without the Underwriters' prior consent, not to be unreasonably withheld or delayed, prepare, use or refer to, any free writing prospectus.

      (f) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in each of the Time of Sale Prospectus and the Prospectus which is not so described.

      (g) There are no contracts, agreements or other documents which are required to be described in each of the Time of Sale Prospectus and the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents by the Securities Act or the Exchange Act, as the case may be, which have not been described in each of the Time of Sale Prospectus and the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents.

      (h) Except as set forth in or contemplated by each of the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; since such date, there has not been any material adverse change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and subsequent to the respective dates as of which information is given in the Time of Sale Prospectus and up to the Delivery Date, except as set forth in the Time of Sale Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations outside the ordinary course of business, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any material transaction not in the ordinary course of business and (B) there have not been dividends or distributions of any kind declared, paid or made by Company on any class of its capital stock, except for regularly scheduled dividends.

      (i) Each of the Company and each of Reinsurance Company of Missouri, Incorporated, RGA Reinsurance Company, RGA Reinsurance Company (Barbados) Ltd., RGA Life Reinsurance Company of Canada and RGA Americas Reinsurance Company, Ltd. (the "SIGNIFICANT SUBSIDIARIES"), which are the Company's only "significant subsidiaries" (as defined under Rule 405 of the Securities Act), has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and in all material respects as described in each of the Time of Sale Prospectus and the Prospectus and to own, lease and operate its properties, and is duly qualified and in good

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                                                                               5

standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so register or qualify would not, reasonably be expected, singly or in the aggregate, to result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

      (j) The entities listed on Schedule 3 hereto are the only subsidiaries, direct or indirect, of the Company. The Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule 3 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, preemptive or other rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries.

      (k) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or bylaws, (ii) is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, any of its subsidiaries or their assets or properties, except in the case of clauses (ii) and (iii) for any such violation or default which does not or would not reasonably be expected to have a Material Adverse Effect.

      (1) The catastrophic coverage arrangements described in each of the Time of Sale Prospectus and the Prospectus are in full force and effect as of the date hereof and all other retrocessional treaties and arrangements to which the Company or any of its Significant Subsidiaries is a party and which have not terminated or expired by their terms are in full force and effect, and none of the Company or any of its Significant Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its Significant Subsidiaries has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty, contract or agreement that would reasonably be expected to have a Material Adverse Effect and, to the best knowledge of the Company, the Company has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement in any respect that would reasonably be expected to have a Material Adverse Effect.

      (m) The execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby will not violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws (or equivalent organizational documents) of

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the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, any of its subsidiaries or any of their assets or properties or
(iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or their assets or properties, other than in the case of clauses (ii) through (iv), any violation, breach, default, consent, imposition or acceleration that would not reasonably be expected to have a Material Adverse Effect and except for such consents or waivers as may have been obtained by the Company or such consents or filings as may be required under the state or foreign securities or Blue Sky laws and regulations or as may be required by the National Association of Securities Dealers, Inc. (the "NASD").

      (n) No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby, except such as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance and sale of any of the Securities,
(iii) have been obtained and made or, with respect to a current report on Form 8-K, a Prospectus and a free writing prospectus to be filed with the Commission in connection with the issuance and sale of the Securities, will be made, under the Securities Act, or (iv) as may be required in connection with the offer or sale of the Common Stock pursuant to the Alternative Coupon Satisfaction Mechanism (as defined in the Indenture, the "ALTERNATIVE COUPON SATISFACTION MECHANISM ") or as may be required under state or foreign securities or Blue Sky laws and regulations, such as may be required by the NASD or has been obtained from the State of Missouri Department of Insurance. No consents or waivers from any other person are required for the execution, delivery and performance by the Company of any of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance of any of the Securities and (iii) have been obtained.

      (o) Except as set forth in or contemplated by the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or, foreign, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body having jurisdiction over the Company or its subsidiaries and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject issued that, in the case of clauses (i), (ii) and (iii) above, (x) would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance and sale of any of the Securities by the Company or (z) in any manner draw into question the validity of any of the Transaction Agreements or of the Securities.

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                                                                               7

The Time of Sale Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus.

      (p) None of the employees of the Company and its subsidiaries is represented by a union and, to the best knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Neither the Company nor any of its subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (collectively, "ERISA"), or analogous foreign laws and regulations, which would reasonably be expected to result in a Material Adverse Effect.

      (q) Each of the Company and its subsidiaries has (i) good and, in the case of real property, merchantable title to all of the properties and assets described in each of the Time of Sale Prospectus and the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in each of the Time of Sale Prospectus and the Prospectus, or as would not reasonably be expected to have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all material licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) and all courts and other governmental tribunals (each, an "AUTHORIZATION") necessary to engage in the business currently conducted by it in the manner described in each of the Time of Sale Prospectus and the Prospectus, except where failure to hold such Authorizations would not reasonably be expected to have a Material Adverse Effect, (iv) fulfilled and performed all obligations necessary to maintain each authorization and (v) no knowledge of any threatened action, suit or proceeding or investigation that would reasonably be expected to result in the revocation, termination or suspension of any Authorization, the revocation, termination or suspension of which would reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and its subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. No insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent, other than any such orders or decrees the issuance of which would not reasonably be expected to have a Material Adverse Effect. Except as would not have a Material Adverse Effect, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or any of its subsidiaries has occurred and is continuing thereunder, and, to the Company's knowledge, no material defaults by the landlord are existing under any such lease.

      (r) All tax returns required to be filed by the Company or any of its subsidiaries, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The

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                                                                               8

Company does not know of any material proposed additional tax assessments against it or any of its subsidiaries.

      (s) Neither the Company nor any of its subsidiaries is, or after the application of the net proceeds from the sale of the Securities will be, an "investment company" as defined, and subject to regulation, under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "INVESTMENT COMPANY ACT"), or analogous foreign laws and regulations.

      (t) The authorized, issued and outstanding capital stock of the Company has been validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights; and such authorized capital stock conforms in all material respects to the description thereof set forth in each of the Time of Sale Prospectus and the Prospectus. The Company had at September 30,2005, an authorized and outstanding capitalization as set forth in the Time of Sale Prospectus and, except with respect to warrants to purchase Common Stock, par value $0.01 per share ("COMMON STOCK") issued by the Company as part of the Trust Preferred Income Equity Redeemable Securities of the Company and RGA Capital Trust I (the "WARRANTS") or otherwise as expressly set forth in the Time of Sale Prospectus, since the date set forth in the Time of Sale Prospectus, (A) there are no outstanding preemptive or other rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options and (B) there will have been no change in the authorized or outstanding capitalization of the Company, except with respect to, in the case of each of clause (A) and (B) above, (i) changes occurring in the ordinary course of business and (ii) changes in outstanding Common Stock and options or rights to acquire Common Stock resulting from transactions relating to the Company's employee benefit, dividend reinvestment or stock purchase plans.

      (u) The Company and each of its subsidiaries maintains insurance covering their properties, personnel and business. Such insurance insures against such losses and risks as are adequate in accordance with the Company's perception of customary industry practice to protect the Company and its subsidiaries and their businesses. Neither the Company nor any of its subsidiaries have received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.

      (v) Neither the Company nor any agent thereof acting on the behalf of the Company has taken, and none of them will take, any action that might cause the Agreement or the issuance and sale of the Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the Federal Reserve System.

      (w) Deloitte & Touche LLP ("DELOITTE & TOUCHE"), who has certified the financial statements and supporting schedules included or incorporated by reference in each of the Time of

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                                                                               9

Sale Prospectus and the Prospectus and has audited the Company's internal control over financial reporting and management's assessment thereof, is an independent registered public accounting firm as required by the Securities Act. The consolidated historical statements together with the related schedules and notes fairly present, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with United States generally accepted accounting principles consistently applied throughout such periods, except as stated therein. Other financial and statistical information and data included or incorporated by reference in each of the Time of Sale Prospectus and the Prospectus, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements, except as may otherwise be indicated therein, and the books and records of the Company and its subsidiaries.

      (x) The 2004 statutory annual statements of each of RGA Reinsurance Company, a Missouri insurance corporation, Reinsurance Company of Missouri Incorporated and RGA Life Reinsurance Company of Canada (collectively, the "INSURANCE SUBSIDIARIES") and the statutory balance sheets and income statements included in such statutory annual statements together with related schedules and notes, have been prepared, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate Insurance Department of the jurisdiction of domicile of each such subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby.

      (y) The Company and the Insurance Subsidiaries have made no material changes in their insurance reserving practices since September 30,2005, except where such change in such insurance reserving practices would not reasonably be expected to have a Material Adverse Effect.

      (z) (i) The Company's senior long-term debt is rated "a-" by A.M. Best Company, Inc., "Baal" by Moody's Investor Services ("MOODY'S") and "A-" by Standard & Poor's Rating Services, Inc. ("S&P"); (ii) RGA Reinsurance Company has a financial strength rating of "A+" (Superior) from A.M. Best Company, Inc., "A1" from Moody's and "AA-" from S&P; (iii) RGA Life Reinsurance Company of Canada has a financial strength rating of "A+" (Superior) from A.M. Best Company, Inc. and "AA-" from S&P; and (iv) the Company is not aware of any threatened or pending downgrading of the ratings set forth in clauses (i), (ii) and (iii) above or any other claims-paying ability rating of the Company or any Significant Subsidiaries, other than as set forth or described in the Time of Sale Prospectus.

      (aa) Except as described in the Prospectus, with respect to MetLife, Inc., there are no contracts, agreements or understandings between the Company, any of the subsidiaries of the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person. The Time of Sale Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus.

      (bb) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; this Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Underwriters, it will be a legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or equity, (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought and (iv) except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by federal or state securities laws or the policies underlying such laws.

      (cc) The Company has all necessary corporate power and authority to execute and deliver the Indenture and to perform its obligations thereunder, except with respect to performance of the Alternative Coupon Satisfaction Mechanism (as defined in the Indenture), as set forth below; the Indenture has been duly authorized by the Company, is qualified under the Trust Indenture Act of 1939 ("TRUST INDENTURE ACT") and conforms in all material respects to the requirements of the Trust Indenture Act; when the Indenture is duly executed and delivered by the Company, assuming (x) due authorization, execution and delivery of the Indenture by the Trustee and (y) due authorization of any offer or sale of Common Stock pursuant to the Alternative Coupon Satisfaction Mechanism before or at the time of any such offer or sale, it will constitute a legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or equity and (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought. The Indenture will conform, when executed and delivered, in all material respects to the description thereof contained in the Prospectus. The Time of Sale Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus.

      (dd) The Securities have been duly authorized by the Company and when the Securities are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, assuming (x) due authentication of the Securities by the Trustee and (y) due authorization before or at the time of any offer or sale of Common Stock pursuant to the Alternative Coupon Satisfaction Mechanism, such Securities will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or equity and (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought. The Securities will conform, when executed and delivered, in all material respects to the description thereof contained in the Prospectus. The Time of Sale Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus.

      (ee) Neither the Company, nor to its knowledge, any of its Affiliates (as defined in Regulation C of the Securities Act, an "AFFILIATE"), has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of such Securities.

      (ff) As of the date hereof and the Delivery Date, no "mandatory deferral event" (as defined in each of the Time of Sale Prospectus and the Prospectus) has occurred or is likely to occur.

      (gg) No event has occurred nor has any circumstance arisen which, had the Securities been issued on the date hereof, would constitute a default or an event of default under the Indenture as summarized in each of the Time of Sale Prospectus and the Prospectus.

      (hh) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

      (ii) (i) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles. The Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

           (ii) Since the date of the latest financial statements included or incorporated by reference in each of the Time of Sale Prospectus and the Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

           (iii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to provide reasonable assurance that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities. Such disclosure controls and procedures are effective to provide such reasonable assurance.

      2. Purchase of the Securities by the Underwriters. On the basis of the representations and warranties made herein and subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their respective names in Schedule 1 hereto. The price of the Securities shall be 98.66% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date, except upon payment for all the Securities to be purchased on the Delivery Date as provided herein.

      3. Offering of Securities by the Underwriters. The several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

      4. Delivery of and Payment for the Securities, (a) Delivery of and payment for the Securities shall be made at the office of King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, at 10:00 a.m. (New York City time) on the third full business day (or on the fourth full business day if the pricing of the Securities occurs after 4:30 p.m., New York City time, on the date hereof) following the date of this Agreement, or at such other date or place as shall be determined by agreement among the Underwriters and the Company (such date and time of delivery of and payment for the Securities, the "DELIVERY DATE"). On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be registered in such names and in such denominations as the Representative shall request in writing not less than two full business days prior to the Delivery Date.

      The Company will deliver, against payment of the purchase price, the Securities in the form of one or more permanent global certificates (the "GLOBAL SECURITIES"), registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The Global Securities will be made available, at the request of the Underwriters, for checking at least 24 hours prior to the Delivery Date.

      5. Further Agreements.

      5A. Further Agreements of the Company. The Company further agrees, for the benefit of each of the Underwriters:

      (a) To prepare the Prospectus in a form approved by the Underwriters which approval shall not be unreasonably withheld or delayed, and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date or to the Time of Sale Prospectus prior to its first use on the date hereof, except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Time of Sale Prospectus or the Prospectus or any amended Time of Sale Prospectus or Prospectus has been filed with the Commission and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required by applicable law in connection with the offering or sale of the Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Time of Sale Prospectus or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

      (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed or facsimile signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

      (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus and any amended or supplemented Preliminary Prospectus, Time of Sale Prospectus or Prospectus, and, if the delivery of a prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required at any time after the Effective Time in connection with the offering or sale of the Securities and, if at such time, any events shall have occurred as a result of which the Time of the Sale Prospectus or the Prospectus, as the case may be, as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Time of Sale Prospectus or Prospectus is delivered (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act), not misleading, or, if for any other reason it shall be necessary to amend or supplement the Time of Sale Prospectus or the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Time of Sale Prospectus or Prospectus which will correct such statement or omission or effect such compliance;

      (d) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Underwriters a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object, in each case, other than the free writing prospectus(es) identified on Schedule 2;

      (e) To file promptly with the Commission any amendment to the Registration Statement, the Time of Sale Prospectus or the Prospectus or any supplement to the Time of Sale Prospectus or the Prospectus that may, in the reasonable judgment of the Company or the Underwriters, be required by the Securities Act or is requested by the Commission;

      (f) To furnish to the Underwriters a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Underwriters reasonably object, in each case, other than the free writing prospectus(es) identified on Schedule 2;

      (g) To obtain the Underwriters' consent, not to be unreasonably withheld or delayed, before taking, or failing to take, any action that would cause the Company to be required to file a free writing prospectus pursuant to Rule 433(d) of the Securities Act, other than the free writing prospectus(es) listed in
Schedule 2 hereto;

      (h) Not to take any action that would result in an Underwriter being required to file with the Commission pursuant to Rule 433(d) of the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder;

      (i) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and (A) any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in writing in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (B) if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement or (C) if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, then the Company shall, with respect to clause (A) , (B) or (C), as the case may be, forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that statements in the Time of Sale Prospectus as so amended or supplemented (X) will not, in light of the circumstances under which they are made, when conveyed to a prospective purchaser, be misleading, (Y) so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement or (Z) so that the Time of Sale Prospectus as so amended or supplemented otherwise complies with applicable law, as the case may be;

      (j) For so long as the delivery of a prospectus (or in lieu of thereof the notice referred to in Rule 173(a) of the Securities Act) is required in connection with the initial offering or sale of the Securities, prior to filing with the Commission any amendment to the Registration

Statement or supplement to the Time of Sale Prospectus or the Prospectus and any document incorporated by reference in the Time of Sale Prospectus or in the Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to such filing;

      (k) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 of the Securities Act);

      (1) Promptly from time to time, to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representative may request and in such other jurisdictions as the Company and the Representative may mutually agree, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (m) Not to take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the initial offering of the Securities (except after consultation with the Underwriters and as may be permitted by under federal securities laws);

      (n) To use its best efforts to cause the Securities to be accepted for clearance and settlement through the facilities of DTC;

      (o) To execute and deliver the Supplemental Indenture in form and substance reasonably satisfactory to the Underwriters;

      (p) To apply the net proceeds from the issuance of the Securities as set forth under "Use of Proceeds" in the Prospectus;

      (q) To take such steps as shall be necessary to ensure that the Company and its Significant Subsidiaries shall not become an "investment company" as defined, and subject to regulation, under the Investment Company Act;

      (r) To take all reasonable action necessary to enable the rating agencies identified in Section 7(p) to provide their respective rating of the Securities; and

      (s) For a period of 30 days after the date of the Prospectus not to (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any debt securities of the Company with a maturity of three years or longer or any other securities that are substantially similar to the Securities or any securities convertible into or exercisable or exchangeable for such debt securities of the Company (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of the Securities or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such debt securities of the Company or such other securities, in cash or otherwise without the prior written consent of the Underwriters, which shall not be unreasonably withheld or delayed, except that the foregoing restrictions shall not apply to the issuance of the Securities to be sold hereunder.

      5.B Further Agreement of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

      6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay or cause to be paid: (a) the costs incident to the issuance, sale and delivery of the Securities; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, any Preliminary Prospectus and any Prospectus or any amendment or supplement thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus and any amendment or supplement to any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus, in each case, as provided in this Agreement; (d) the costs of preparing and distributing the terms of any agreement relating to the organization of the underwriting syndicate and selling group to the members (such as an agreement among underwriters) thereof, by mail, telex or other reasonable means of communication; (e) the costs, if any, of producing and distributing the Transaction Agreements; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions in the United States as provided in Section 5A(g) and of preparing, photocopying and distributing a U.S. Blue Sky memorandum (including reasonable related fees and expenses of counsel to the Underwriters in connection therewith); (g) the expenses of the Company and the Underwriters in connection with the marketing and offering of the Securities, including, if applicable, all reasonable costs and expenses incident to the preparation of "road show" presentation or comparable marketing materials and the road show traveling expenses of the Company in connection with the offering of the Securities; (h) all expenses and fees in connection with any rating of the Securities; (i) the fees and expenses of the Company's counsel, transfer agents and independent accountants, the Trustee and the costs and charges of any registrar and paying agent under the Indenture; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel.

      7. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to the satisfaction of each of the following additional conditions and agreements:

      (a) The Prospectus, and any free writing prospectus that is required to be filed with the Commission pursuant to Rule 433 (d) of the Securities Act, shall have been timely filed with the Commission in accordance with Section 5A(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with in all material respects.

      (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the date hereof or the Delivery Date, that, in the opinion of King & Spalding LLP, counsel to the Underwriters, any part of the Registration Statement or any amendment thereto, contained, as of its Effective Date or as of the Delivery Date, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Time of Sale Prospectus or the Prospectus or any supplement thereto, contains and will contain, as of the date hereof and the Delivery Date, an untrue statement of a material fact or omits and will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the Transaction Agreements and the Securities, and all other legal matters relating to the offering, issuance and sale of the Securities and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel to the Underwriters.

      (d) Bryan Cave LLP, special counsel to the Company, shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

          (i) Such counsel has been advised that the Registration Statement was declared effective under the Securities Act, and the Indenture was qualified under the Trust Indenture Act as of the time and date specified in such opinion; each of the Preliminary Prospectus, the free writing prospectus(es) identified in Schedule 2 and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) and Rule 433 of the Securities Act, as the case may be, specified in such opinion on the date specified therein; and, based solely upon an oral acknowledgement by the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

          (ii) The Registration Statement, the Preliminary Prospectus, the free writing prospectus(es) identified on Schedule 2 and the Prospectus (excluding any documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and related notes and schedules and the other financial, statistical and accounting data included or incorporated therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the applicable requirements of the Securities Act, and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act.

      (iii) This Agreement has been duly authorized, executed and delivered by the Company.

      (iv) The Supplemental Indenture has been duly authorized, executed and delivered by the Company and, assuming (x) due authorization, execution and delivery thereof by the Trustee and (y) due authorization of any offer or sale of Common Stock pursuant to the Alternative Coupon Satisfaction Mechanism, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      (v) The Securities have been duly authorized for issuance by the Company and, assuming (x) due authorization, execution and delivery thereof by the Trustee and (y) due authorization of any offer or sale of Common Stock pursuant to the Alternative Coupon Satisfaction Mechanism, such Securities constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture.

      (vi) The statements made in the Prospectus under the caption "Description of the Debentures" (including any statements referred to in the applicable section of the base prospectus included in the Prospectus), insofar as such statements purport to constitute summaries of the Indenture and the Securities, constitute accurate summaries of the matters described therein in all material respects. The Securities conform in all material respects to the description thereof in the Time of Sale Prospectus and the Prospectus.

      (vii) The execution and delivery by the Company of the Transaction Agreements, the issuance and sale of the Securities by the Company and the consummation by the Company of its obligations under the Transaction Agreements do not result in any violation by the Company of any U.S. federal or Missouri statute, rule or regulation that such counsel, based on its experience, reasonably recognizes as being applicable to the Company in a transaction of this type, or, to such counsel's knowledge, any order of any U.S. federal or Missouri state court or governmental authority or regulatory body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in each case for such violations that would not be reasonably expected to result in a Material Adverse Effect.

      (viii) No consent, approval, authorization or other action by, and no notice to or filing with, any U.S. federal or Missouri governmental authority or regulatory body is required for the execution and delivery by the Company of the Transaction Agreements, the issuance and sale of the Securities by the Company and the consummation by the Company of its obligations under the Transaction Agreements, except such consents, approvals, authorizations or other actions which have been obtained or made or, with respect to a current report on Form 8-K and any free writing prospectus required to be filed with the Commission in connection with the issuance and sale of the Securities, will be made, or except as may be required under state securities or Blue Sky Laws or the rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters, as to which such counsel need express no opinion.

      The opinions described in paragraph numbers (iv) and (v) above may be subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws, and other similar laws relating to or affecting the rights and remedies of creditors generally. The opinions may also be subject to the effect of general principles of equity, whether applied by a court of law or equity, including, but not limited to, principles (i) governing the availability of specific performance, injunctive relief or other equitable remedies, (ii) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement, (iii) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement,
(iv) requiring reasonableness in the performance and enforcement of an agreement by the party seeking its enforcement, (v) requiring consideration of the materiality of a breach or the consequences of the breach to the party seeking its enforcement, (vi) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement and (vii) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract. Such opinions may also be subject to the effect of generally applicable rules of law that (i) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange, and (ii) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs. Such opinions may also be subject to the qualification that the enforceability of any indemnification or contribution provisions set forth in any documents or agreements referred to herein may be limited by federal or state securities laws or by public policy.

      In addition, the opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may recite that no opinion is expressed with respect to, and that such counsel is not passing upon, and does not assume responsibility for (i) any matters concerning The Depository Trust Company or its policies, practices or procedures, or (ii) any matters relating to insurance laws, statutes, rules or regulations. In addition, such opinions may contain customary recitals, conditions and qualifications.

      In addition, such counsel shall state that, during the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, it has participated in conferences with officers and other representatives of the Company, representatives of Debevoise & Plimpton LLP, special tax counsel to the Company, representatives of Deloitte & Touche, the Underwriters and their counsel, at which conferences the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus and related matters were discussed, reviewed and revised. On the basis of the information which was developed in the course thereof, but without independent review or verification, although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus (except as indicated above), on the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and experience such counsel has gained through its practice thereunder, such counsel will advise the Underwriters that nothing has come to such counsel's attention which causes such counsel to believe that:

            1. each part of the Registration Statement, as of the Effective Date and as of the date hereof (except as to financial statements and related notes, financial, statistical and accounting data and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel may express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; or

            2. the Time of Sale Prospectus, as of the date hereof and, as amended or supplemented, if applicable, as of the Delivery Date, or the Prospectus, as of its date and as of the Delivery Date, except as aforesaid, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (e) Debevoise & Plimpton LLP, special counsel to the Company, shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that the statements in the Prospectus under the caption "Material U.S. Federal Tax Considerations" insofar as such statements constitute summaries of United States federal tax law and regulations or matters of law, are accurate in all material respects.

      (f) James E. Sherman, Esq., Executive Vice President, General Counsel and Secretary of the Company, shall have furnished to the Underwriters his written opinion, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

          (i) Each of the Company and its Significant Subsidiaries which is incorporated in the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and as described in each of the Time of Sale Prospectus and the Prospectus, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction described in
      Schedule 4 in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

          (ii) The entities listed on Schedule 3 hereto are the only subsidiaries, direct or indirect, of the Company. Except as otherwise set forth in each of the Time of Sale Prospectus and the Prospectus, the Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule 3 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest and, to the knowledge of such counsel, any claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries owned by the Company.

      (iii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Agreements and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein.

      (iv) The Company had an authorized capitalization as of September 30, 2005, as set forth in each of the Time of Sale Prospectus and the Prospectus.

      (v) To the knowledge of such counsel, neither the Company nor any of its Significant Subsidiaries which are incorporated in the United States is (i) in violation of its respective charter or bylaws, (ii) is in default in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any other instrument, indenture, mortgage, deed of trust, retrocessional treaty or arrangement, or other material agreement to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any U.S. federal or Missouri law, statute, rule, regulation, judgment or court decree applicable to the Company or its Significant Subsidiaries which are incorporated in the United States, except in the case of clauses (ii) and (iii) for any such violation or default which would not reasonably be expected to have a Material Adverse Effect.

      (vi) The execution and delivery by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby will not violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its Significant Subsidiaries which are incorporated in the United States, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of its Significant Subsidiaries which are incorporated in the United States, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries which are incorporated in the United States is a party or by which any of them or their property is or may be bound, (iii) any U.S. federal or Missouri statute, rule or regulation reasonably recognized by such counsel as applicable to the Company in transactions of this kind, or (iv) any judgment, order or decree known to such counsel of any U.S. federal or Missouri court or governmental agency or authority having jurisdiction over the Company, any of its Significant Subsidiaries which are incorporated in the United States or their assets or properties, other than compliance by the Company with securities and corporation laws, as applicable, as to which such counsel need not express any opinion, except for any such violations, breaches or defaults which would not reasonably be expected to have a Material Adverse Effect, and provided, that such opinion may be subject to the qualification that the rights to indemnification or contribution provided for herein may be violative of public policy underlying certain laws, rules or regulations (including federal and state securities laws, rules or regulations) and except for such consents as may have been obtained by the Company or such consents or filings as may be required under state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any governmental agency, body, administrative agency or, to the knowledge of such counsel, any court, is required for the execution and delivery by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby (other than compliance by the Company with securities and corporation laws, as applicable, as to which such counsel need not express any opinion), except such as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance and sale of the Securities, or (iii) may be required under state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consents or waivers from any other person are required for the execution and delivery by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby (other than compliance by the Company with securities and corporation laws, as applicable, as to which such counsel need not express any opinion), other than such consents and waivers as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance and sale of the Securities, or (iii) have been obtained.

      (vii) To the best knowledge of such counsel, the Company and each of its Significant Subsidiaries which are incorporated in the United States has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in each of the Time of Sale Prospectus and the Prospectus, except where failure to hold such Authorizations would not reasonably be expected to have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To the best knowledge of such counsel and except as would not reasonably be expected to have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and its Significant Subsidiaries which are incorporated in the United States are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. Except as described in each of the Time of Sale Prospectus and the Prospectus, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Significant Subsidiary which is incorporated in the United States of the Company to its parent, other than any such orders or decrees the issuance of which would not reasonably be expected to have a Material Adverse Effect.

            (viii) The Company is not and after the application of the net proceeds from the sale of the Securities will not be, an "investment company" as defined, and subject to regulation under, the Investment Company Act.

            (ix) The Incorporated Documents or any further amendment or supplement thereto made by the Company prior to the Delivery Date (other than the financial statements, notes and schedules or any other financial, statistical or accounting data included or incorporated by reference in or omitted from the Incorporated Documents, as to which such counsel need express no opinion), when they were filed with the Commission and as of the date hereof and the Delivery Date, complied and comply, as the case may be, as to form in all material respects with the requirements of the Exchange Act.

            (x) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described or filed as exhibits to the Registration Statement.

      In addition, such counsel shall state that he has, or members of his staff have, participated in conferences with other officers and other representatives of the Company, representatives of Debevoise & Plimpton LLP, special tax counsel to the Company, representatives of Deloitte & Touche, the Underwriters and their counsel in connection with the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus at which conferences the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus were discussed, reviewed and revised. On the basis of the information which was developed in the course thereof, but without independent review or verification, although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus (except as indicated above), on the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law but without independent verification, such counsel will advise the Underwriters that nothing has come to such counsel's attention which causes such counsel to believe that:

            1. each part of the Registration Statement, as of the Effective Date and as of the date hereof (except as to financial statements and related notes, financial, statistical and accounting data and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel may express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; or

            2. the Time of Sale Prospectus, as of the date hereof and, as amended or supplemented, if applicable, as of the Delivery Date, or the Prospectus, as of its date and as of the Delivery Date, except as aforesaid, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications.

      (g) Shibley Righton LLP shall have furnished to the Underwriters its written opinion, as special Ontario, Canada counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

            (i) The Company's Canadian subsidiary, RGA Life Reinsurance Company of Canada, has been duly amalgamated and is existing under the laws of its jurisdiction of amalgamation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Time of Sale Prospectus and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

            (ii) The execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company's Canadian subsidiary, RGA Life Reinsurance Company of Canada, or an acceleration of indebtedness pursuant to, (i) the constating documents of the Company's Canadian subsidiary, RGA Life Reinsurance Company of Canada (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company's Canadian subsidiary, RGA Life Reinsurance Company of Canada, is a party or by which it or its property is or may be bound, (iii) any material statute, rule or regulation known to such counsel to be applicable to the Company's Canadian subsidiary, RGA Life Reinsurance Company of Canada, or any of its assets or properties, or
      (iv) any material judgment, order or decree known to such counsel of any Canadian court or governmental agency or authority having jurisdiction over the Company's Canadian subsidiary, RGA Life Reinsurance Company of Canada, or its assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Canadian court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby.

            (iii) To the best knowledge of such counsel, no action has been taken and no Canadian statute, rule or regulation or order has been enacted, adopted or issued by any Canadian governmental agency that prevents the issuance and sale of the Securities in the United States; no injunction, restraining order or order of any nature by a Canadian court of competent jurisdiction has been issued that prevents the issuance and sale of the Securities, and to the best knowledge of such counsel, no action, suit or proceeding is pending against or affecting or threatened against, the Company's Canadian subsidiary before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the offer, issuance and sale of the Securities or in any manner draw into question the validity of the Securities.

            (iv) To the best knowledge of such counsel, the Company's Canadian subsidiary has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in each of the Time of Sale Prospectus and the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect and the Company's Canadian subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. To the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent.

      The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications.

      (h) Chancery Chambers shall have furnished to the Underwriters its written opinion, as special Barbados counsel to the Company addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

            (i) Each of the Company's Barbados subsidiaries has been duly incorporated and is validly existing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in each of the Time of Sale Prospectus and the Prospectus and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

            (ii) The execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company's Barbados subsidiaries, or an acceleration of indebtedness pursuant to, (i) the constating documents of any of the Company's Barbados subsidiaries, (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which any of the Company's Barbados subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any material statute, rule or regulation known to such counsel to be applicable to any of the Company's Barbados subsidiaries or any of their assets or properties, or (iv) any material judgment, order or decree of any Barbados court or governmental agency or authority having jurisdiction over any of the Company's Barbados subsidiaries or their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Barbados court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby or thereby.

            (iii) To the best knowledge of such counsel, no action has been taken and no Barbados statute, rule or regulation or order has been enacted, adopted or issued by any Barbados governmental agency that prevents the issuance and sale of the Securities; no injunction, restraining order or order of any nature by a Barbados court of competent jurisdiction has been issued that prevents the issuance and sale of the Securities, and to the best knowledge of such counsel, no action, suit or proceeding is pending against or affecting or threatened against, any of the Company's Barbados subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance, sale or marketability of the Securities or in any manner draw into question the validity of the Transaction Agreements or of the Securities.

            (iv) To the best knowledge of such counsel, each of the Company's Barbados subsidiaries has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in each of the Time of Sale Prospectus and the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect and the Company's Barbados subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. To the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent.

      The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications.

      (i) King & Spalding LLP shall have furnished to the Underwriters its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters.

      (j) Davis Polk & Wardwell shall have furnished to the Underwriters its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters.

      (k) By the date hereof and on the Delivery Date, Deloitte & Touche shall have furnished to the Underwriters its letters, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' initial and bring-down "comfort letters" to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

      (l) The Company shall have furnished to the Underwriters a certificate, dated the Delivery Date, of its President or any Executive or Senior Vice President and its principal financial or accounting officer stating, in the name of and in their capacity as officers of the Company, that:

            (i) The representations, warranties and agreements of the Company in
      Section 1 are true and correct in all material respects as of the date hereof and the Delivery Date; the Company has complied with, in all material respects, all of its agreements contained herein to be performed prior to or on the Delivery Date; and the conditions set forth in Section 7 have been fulfilled.

            (ii) (A) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in each of the Time of Sale Prospectus and the Prospectus any material loss or interference with its business from (I) any governmental or regulatory action, notice, order or decree of a regulatory authority or (II) fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court, in each case, otherwise than as set forth in each of the Time of Sale Prospectus and the Prospectus; (B) since such date there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in each of the Time of Sale Prospectus and the Prospectus; and (C) the Company has not declared or paid any dividend on its capital stock, except for dividends declared in the ordinary course of business and consistent with past practice, otherwise than as set forth in each of the Time of Sale Prospectus and the Prospectus and, except as set forth or contemplated in each of the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole.

            (iii) They have carefully examined the Registration Statement, the Time of Sale Prospectus and the Prospectus and, in their opinion (A) the Registration Statement, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus, as of the date hereof and, as amended or supplemented, if applicable, as of the Delivery Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) the Prospectus, as of the date hereof and as of the Delivery Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and
      (D) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Time of Sale Prospectus or the Prospectus.

      (m) The Indenture, in form and substance reasonably satisfactory to the Company and the Underwriters, shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

      (n) On or prior to the Delivery Date, counsel to the Underwriters shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and their counsel.

      (o) Neither the Company nor any of its subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Time of Sale Prospectus and the Prospectus or (ii) since such date there shall not have been any change in the capital stock, short term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in each of the Time of Sale Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Time of Sale Prospectus and the Prospectus.

      (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's or any Significant Subsidiary's debt securities or financial strength by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act, (ii) no such organization shall have publicly announced or privately communicated to the Company or any Significant Subsidiary that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or any Significant Subsidiary's debt securities or financial strength, other than as specifically set forth in Section l(y) of this Agreement or as set forth or contemplated in each of the Time of Sale Prospectus and the Prospectus, and
(iii) the Securities shall have continued to be rated (x) Baa3 (stable) by Moody's, Investor Service, Inc., (y) BBB- (outlook negative) by Standard & Poor's Corporate Ratings Services, and (x) bbb by A.M. Best Company, Inc. (outlook negative).

      (q) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or
(v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus and the Prospectus.

      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to the Underwriters. No opinion shall state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). All opinions (other than the opinion referred to in 7(i) above) shall state that they may be relied upon by King & Spalding LLP as to matters of law (other than New York and federal law) and the opinion referred to 7(j) above shall state that it may be relied upon by King & Spalding LLP as to matters of law (without limitation) in rendering the opinion referred to in 7(i) above.

      8. Indemnification and Contribution.

      (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) the Registration Statement, the

Time of Sale Prospectus, any free writing prospectus that the Company has filed or is required to file with the Commission pursuant to Rule 433(d) of the Securities Act, the Prospectus or in any amendment or supplement thereto or (B) any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (such application, document or information being hereinafter called a "BLUE SKY APPLICATION") or (ii) the omission or alleged omission to state in the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed or is required to file with the Commission pursuant to Rule 433(d) of the Securities Act, the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (and with respect to the Time of Sale Prospectus, the Prospectus or any such issuer free writing prospectus, in light of the circumstances under which such statements are made) not misleading; and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed or is required to file with the Commission pursuant to Rule 433(d) of the Securities Act, or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information concerning that Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter concerning that Underwriter expressly for inclusion therein (which consists of the information specified in Section 1(c)); and provided further, that the Company shall not be liable to indemnify any Underwriter or any person who controls such Underwriter on account of any such loss, liability, claim, damage or expense arising out of any such defect or alleged defect in any Preliminary Prospectus if a copy of the Time of Sale Prospectus (exclusive of the Incorporated Documents), as amended or supplemented, shall not have been given or sent by such Underwriter at the time of sale involved to the to the extent that (i) the Time of Sale Prospectus, as amended or supplemented, would have cured such defect or alleged defect and (ii) sufficient quantities of the Time of Sale Prospectus, as amended or supplemented, were made available to such Underwriter to allow it to deliver such Time of Sale Prospectus on a timely basis. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

      (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless, the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the

Company has filed or is required to file with the Commission pursuant to Rule 433(d) of the Securities Act, or the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application or (ii) the omission or alleged omission to state in the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed or is required to file with the Commission pursuant to Rule 433(d) of the Securities Act, or the Prospectus or in any amendment or supplement thereto or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (and with respect to the Time of Sale Prospectus, the Prospectus or any such free writing prospectus, in light of the circumstances under which such statements are made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representative by or on behalf of that Underwriter expressly for inclusion therein (which consists of the information specified in Section 1(c)), and shall reimburse the Company and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 8(a), 8(b) or 8(c) except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall each have the right to employ separate counsel to represent the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of counsel to such Underwriters it is advisable for such Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, due to the availability of one or more legal defenses to them which are different from or additional to those available to the indemnifying party, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company; provided further, that the Company shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one local counsel in each relevant jurisdiction) at any time for all such indemnified parties. No indemnifying party shall, (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, other than to the extent that such indemnification is unavailable or insufficient due to a failure to provide prompt notice in accordance with Section 8(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities, or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions realized or received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if the amount of contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation, which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

      9. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the principal amount of Securities which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of the Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Delivery Date if the total principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total aggregate principal amount of the Securities to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the aggregate principal amount of the Securities which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the total aggregate principal amount of Securities to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase on the Delivery Date the total aggregate principal amount of Securities which the defaulting Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter and the Company, except that the Company will continue to be severally liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

      Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that, in the opinion of counsel to the Company or counsel to the Underwriters, may be necessary in the Prospectus or in any other document or arrangement.

      10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(o), 7(p) or 7(q) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

      11. Reimbursement of Underwriters Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company (including, without limitation, with respect to the transactions) is not fulfilled (other than as a result of the condition described in Section 7(q)) or
(b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10) (other than as a result of the condition described in
Section 7(q)), the Company shall reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

      12. Entire Agreement.(a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

      (b) The Company acknowledges that in connection with the offering of the
Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

      13. Notices, etc. Notices given pursuant to any provision of this Agreement shall be given in writing and shall be addressed as follows:

      (a) if to the Underwriters, to: Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Michael Fusco (Fax No.:
212-761-0260); and

Lehman Brothers Inc., 745 7th Avenue, New York, New York 10019, Attention: Debt Capital Markets, Financial Institutions Group (Fax No.: 212-526-0943), with a copy to General Counsel at the same address; and

with a copy to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Alexander A. Gendzier, Esq. (Fax No.: 212-556-2222); and

      (b) if to the Company, to 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017, Attention: Jack B. Lay, Executive Vice President and Chief Financial Officer (Fax No.: 636-736-7839), with a copy to James E. Sherman, Esq., Executive Vice President, General Counsel and Secretary, at the same address (Fax No.: 636-736-7886); and

with a copy to Bryan Cave LLP, One Metropolitan Square, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102, Attention: R. Randall Wang, Esq. (Fax
No.: 314-552-8149) and James R. Levey, Esq. (Fax No.: 314-552-8296);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

      14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers, directors and employees of the Underwriters and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) any indemnity agreement of the Underwriters contained in this Agreement shall be deemed to be for the benefit of directors, trustees, officers and employees of the Company, and any person controlling the Company within the meaning of
Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

      15. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

      16. Definition of the term "Business Day. " For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

      17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

      19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      [The rest of this page has been left blank intentionally; the signature page follows.]

If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      REINSURANCE GROUP OF AMERICA, INCORPORATED

                                      BY: /s/ Jack B. Lay
                                          ------------------------------------
                                          Name:  Jack B. Lay
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Accepted and agreed by:
MORGAN STANLEY & CO. INCORPORATED

      For Itself and as Representative
      of the Several Underwriters

By Morgan Stanley & Co. Incorporated

By: /s/ Michael Fusco
    -----------------------------
    Name:
    Title:

RGA UNDERWRITING AGREEMENT SIGNATURE PAGE

                                                                      SCHEDULE 1

                                                  AGGREGATE PRINCIPAL
                                                  AMOUNT OF SECURITIES
                UNDERWRITER                         TO BE PURCHASED
                -----------                       --------------------
Morgan Stanley & Co Incorporated.............       $ 240,000,000
Lehman Brothers Inc..........................       $ 160,000,000
   Total.....................................       $ 400,000,000

                                                                      SCHEDULE 2

                         FORM OF FREE WRITING PROSPECTUS

            REINSURANCE GROUP OF AMERICA, INCORPORATED
                               (NYSE SYMBOL: RGA)

SECURITIES:    6.75% Junior Subordinated Debentures due 2065

REGISTRATION:  Registered with the SEC

AMOUNT:        $400,000,000

CUSIP:         759351 AE 9

RATINGS: Moody's: Baa3 (stable); S&P: BBB- (outlook negative); AM Best: bbb (outlook negative)*

MATURITY DATE: December 15, 2065

FIXED RATE PERIOD:    6.75% semi-annually in arrears until December 15, 2015,
                      payable on June 15 and December 15, commencing June 15,
                      2006, subject to Company's right to defer

FLOATING RATE PERIOD: From December 15, 2015, at a floating rate of 3-month
                      LIBOR plus a margin of 266.5 basis points, payable quarterly in arrears on March 15, June 15, September 15 and December 15, subject to Company's right to defer

REDEMPTION AT PAR: First call date of December 15, 2015 and thereafter

MAKE-WHOLE CALL FOR TAX EVENT: Discounted present value of Treasury plus 50 basis points

MAKE-WHOLE CALL FOR OTHER REASON: Discounted present value of Treasury plus 35 basis points

PUBLIC OFFERING PRICE:   99.660%

10-YEAR TREASURY RATE:   4.567%

REOFFER SPREAD:          223 basis points

REOFFER YIELD:           6.797%

UNDERWRITING DISCOUNT:   1.0%

NET PROCEEDS BEFORE EXPENSES TO RGA: $394,640,000

SETTLEMENT: December 8, 2005 (T+3) closing date

SELLING CONCESSION: 0.5%

BOOKRUNNERS:   Morgan Stanley (billing and delivery) and Lehman Brothers

ALLOCATION:

                                                    PRINCIPAL AMOUNT
                                                    ----------------
MORGAN STANLEY & CO. INCORPORATED                     $240,000,000
LEHMAN BROTHERS INC.                                   160,000,000
                                                      ------------
TOTAL                                                 $400,000,000

* An explanation of the significance of ratings may be obtained from the rating agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the debentures should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS, WHICH CONSISTS OF A PRELIMINARY PROSPECTUS SUPPLEMENT DATED DECEMBER 5,2005 AND AN ATTACHED PROSPECTUS DATED MARCH 22,2005) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-718-1649 (INSTITUTIONAL INVESTORS) OR 1-800-584-6837 (RETAIL INVESTORS).

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                      SCHEDULE 3

                     LIST OF SUBSIDIARIES AND AFFILIATES OF
                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                        AS OF THE DATE OF THIS AGREEMENT

Reinsurance Group of America, Incorporated: subsidiary, of which approximately 51.6% of this company's stock is owned by General American Life Insurance Company, and the balance is held by the public.

      RGA Technology Partners, Inc.: 100% owned subsidiary, formed to develop and market technology solutions for the insurance industry.

      RGA Capital Trust I, a Delaware statutory trust: 100% owned subsidiary (trust common securities), formed to issue PIERS securities in December 2001.

      General American Argentina Seguros de Vida S.A.: Argentinean subsidiary 100% owned by RGA, engaged in business as a life, annuity, disability and survivorship insurer.

      Reinsurance Company of Missouri, Incorporated: wholly owned subsidiary formed for the purpose of owning RGA Reinsurance Company.

            RGA Reinsurance Company: subsidiary engaged in the reinsurance business.

                  Fairfield Management Group, Inc.: 100% owned subsidiary formed for the purpose of Holding Company.

                        Reinsurance Partners, Inc.: wholly-owned subsidiary of Fairfield Management Group, Inc., engaged in business as a reinsurance brokerage company.

                        Great Rivers Reinsurance Management, Inc.: wholly-owned subsidiary of Fairfield Management Group, Inc., acting as a reinsurance underwriting manager.

                        RGA (U.K.) Underwriting Agency Limited: wholly-owned by Fairfield Management Group, Inc.; Inactive; Formed as a Reinsurance underwriting manager.

      RGA Reinsurance Company (Barbados) Ltd.: subsidiary of Reinsurance Group of America, Incorporated formed to engage in the exempt insurance business.

            RGA Financial Group, L.L.C.: 80% owned by RGA Reinsurance Company (Barbados) Ltd. and 20% owned by RGA Reinsurance Company. Formed to market and manage financial reinsurance business to be assumed by RGA Reinsurance Company.

      RGA Worldwide Reinsurance Company, Ltd. (f/k/a Triad Re, Ltd.):
      Reinsurance Group of America, Incorporated owns 100% of all outstanding and issued shares of the Company's preferred stock and 100% of all outstanding and issued shares of the Company's common stock.

      RGA Americas Reinsurance Company, Ltd.: Reinsurance Group of America, Incorporated owns 100% of this company formed as a Reinsurance Company.

      RGA Life Reinsurance Company of Canada: a Canadian corporation wholly-owned by Reinsurance Group of America, Incorporated formed for the Purpose of a Reinsurer.

      RGA International Co. (Nova Scotia ULC): a Nova Scotia unlimited liability company 100% owned by Reinsurance Group of America, Incorporated (100 common shares). Existing to employ certain employees who are Canadian residents.

            RGA Financial Products Limited: 100% owned by RGA International Corporation (Nova Scotia)(100 Class A shares and 100 Class B shares). Inactive. Formed for the purpose of serving as: Financial Services - Investment Advisor/portfolio manager

      RGA Holdings Limited: holding company formed in the United Kingdom to own three operating companies: RGA UK Services Limited, RGA Capital Limited and RGA Reinsurance (UK) Limited.

            RGA Capital Limited: company is a corporate member of a Lloyd's life syndicate 429.

            RGA Reinsurance (UK) Limited: company to act as reinsurer.

            RGA UK Services Limited (Formerly RGA Managing Agency Limited): active company; Provision of management services to RGA group companies.

      RGA International Reinsurance Company Limited (Ireland): 100% owned by Reinsurance Group of America, Incorporated. Reinsurance company to be used for International Division business not written in Australian and South African subsidiaries.

      RGA Australian Holdings Pty Limited: holding company formed to own RGA Reinsurance Company of Australia Limited.

            RGA Reinsurance Company of Australia Limited: formed to reinsure the life, health and accident business of non-affiliated Australian insurance companies.

            RGA Asia Pacific Pty Ltd.: formed to operate division matters.

      RGA South African Holdings (Pty) Ltd.: 100% owned by Reinsurance Group of America, Incorporated formed for the purpose of holding RGA Reinsurance Company of South Africa Limited.

            RGA Reinsurance Company of South Africa Limited: 100% owned by RGA South African Holdings (Pty) Ltd. - Reinsurance company.

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                                                                               3

      Malaysian Life Reinsurance Group Berhad: 30% owned. Formed for the purpose to carry on the business of reinsurance of life, accident and health insurance and related products.

      RGA Sigma Reinsurance SPC (Cayman Islands): 100% owned. Reinsurer.

      RGA Sigma India Private Limited: 99.9% owned by Reinsurance Group of America, Incorporated. 0.1% owned by RGA Holdings Limited (UK). Formed for the purpose of providing support services and software development services.

      Timberlake Reinsurance Company: subsidiary of Reinsurance Company of Missouri, Incorporated formed in South Carolina for the purpose of engaging in the special purpose financial captive insurance business. This company is currently in the process of being dissolved.

      RGA Global Reinsurance Company, Ltd., a Bermuda corporation, 100% owned by Reinsurance Group of America, Incorporated, formed to write non-U.S. based reinsurance for counries outside North America.

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                                                                      SCHEDULE 4

                     JURISDICTIONS OF FOREIGN QUALIFICATION

RGA Reinsurance Company:

California

Florida

Virginia

RGA Life Reinsurance Company of Canada:

British Columbia

Ontario

Note: the other entities (Reinsurance Group of America, Incorporated, Reinsurance Company of Missouri, Incorporated, and RGA Reinsurance Company (Barbados) Ltd.) are not qualified in any foreign jurisdictions.